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              SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                Securities Exchange Act of 1934





                       October 11, 1994
         Date of Report (Date of Earliest Event Reported)



                     INTERNATIONAL PAPER COMPANY
         (Exact name of Registrant as specified in its charter)




 New York                    1-3157                13-0872805
(State of                  Commission            (IRS Employer
Incorporation)                File               Identification
                                                     Number)


               Two Manhattanville Road, Purchase, NY  10577
                 (Address of Principal executive offices)



                             914-397-1500
                            (Telephone No.)

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            SECURITIES AND EXCHANGE COMMISSION

                 WASHINGTON, D.C.   20549


ITEM 1     CHANGES IN CONTROL OF REGISTRANT

           N/A


ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS

           N/A


ITEM 3     BANKRUPTCY OR RECEIVERSHIP

           N/A


ITEM 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           N/A

ITEM 5     OTHER EVENTS

           A press release was issued on October 11, 1994 regarding 1994 third-quarter unudited net earnings of $109 million or $.87 per share verses 1993 third-quarter net earnings of $73 million or $.59 a share.



ITEM 6     RESIGNATIONS OF REGISTRANT'S DIRECTORS

           N/A


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial Statements:

           N/A

           (b)  Pro Forma Financial Information:

           N/A



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           (c)  Exhibits:

           (99) Press Release, dated October 11, 1994


ITEM 8     CHANGES IN FISCAL YEAR

           N/A


                         Signatures


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 INTERNATIONAL PAPER COMPANY
                                 (Registrant)




Date:  October 17, 1994          /S/ SYVERT E. NERHEIM
       Purchase, NY              Syvert E. Nerheim
                                 Assistant Secretary





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                        EXHIBIT INDEX



  99      Press Release, dated October 11, 1994